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                                                                    Exhibit 99.1



                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward J. Shoen, Chairman of the Board and President of AMERCO, certify that:

1. the Quarterly Report of AMERCO on Form 10-Q for the quarterly period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AMERCO.

                                             /s/ Edward J. Shoen
                                             -----------------------------
                                             Edward J. Shoen
                                             Chairman of the Board and
                                             President
                                             February 14, 2003